UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 17, 2007
GEVITY HR, INC.
(Exact name of registrant as specified in charter)

Florida	0-22701	65-0735612
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9000 Town Center Parkway
Bradenton, Florida 34202
(Address of principal executive offices / Zip Code)
(941) 741-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
The information required by this item relating to the Company’s (as defined below) entering into the Agreement (as defined below) is incorporated by reference to Item 5.02 below.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of an Interim Chief Financial Officer
     On April 17, 2007, the board of directors of Gevity HR, Inc. (the “Company”) appointed Garry Welsh as the Company’s interim Chief Financial Officer, effective May 1, 2007. Mr. Welsh, age 43, is a partner of Tatum, LLC, an executive services and consulting firm. Mr. Welsh has extensive financial management experience, having served as Chief Financial Officer of Barclays Private and International Bank, Norwich Union Investment Management and Norwich Union Healthcare. He has also served in other financial capacities with additional businesses within the Norwich Union Group. In addition, Mr. Welsh has served as Global Chief Operating Officer for Barclays Private and International Bank and Barclays Private Investors. In these two roles he had operational and financial management responsibility for the US-based activities. Neither Tatum, LLC nor Barclays Private and International Bank is affiliated with the Company.
     In connection with the retention of Mr. Welsh, the Company entered into an Interim Executive Services Agreement with Tatum, LLC, dated April 13, 2007 (the “Agreement). Under the Agreement, Mr. Welsh will serve as the Company’s interim Chief Financial Officer, and will be an employee of the Company. The Company will pay Mr. Welsh a salary of $39,000 per month and reimburse Mr. Welsh for up to $1,000 in medical insurance premiums per month. The company will also pay Tatum, LLC a fee of $9,750 per month. Either the Company or Tatum, LLC may terminate the Agreement on thirty (30) days’ advance written notice. Until the Agreement expires or is terminated according to its terms, Mr. Welsh will hold office and serve until his respective successor is elected and qualified or until his earlier death, resignation or removal, and will serve at the discretion of either the board of directors or the chairman of the board. The foregoing description of the Agreement is qualified by reference to the Agreement, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description
10.1	Interim Executive Services Agreement, dated April 13, 2007, between Gevity HR, Inc. and Tatum, LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC. (Registrant)
Dated: April 19, 2007	By:	/s/ Edwin E. Hightower, Jr
		Name:	Edwin E. Hightower, Jr.
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Interim Executive Services Agreement, dated April 13, 2007, between Gevity HR, Inc. and Tatum, LLC.